UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03171_

 Value Line U.S. Government Securities Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square,21st Floor,New York.N.Y.10036-6524
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 8/31/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square 21st Floor New York, NY 10036-6524	A N N U A L R E P O R T
A u g u s t 3 1 , 2 0 1 1

DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP	Value Line U.S. Government Securities Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00082463

Value Line U.S. Government Securities Fund, Inc.

To Our Value Line U.S. Government

To Our Shareholders (unaudited):

Enclosed is your annual report for the one year period ended August 31, 2011. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

Interest rates were volatile and bond prices fluctuated over the course of the year. For the eight months ended April 30, 2011 interest rates rose as the 10-year U.S. Treasury note increased 127 basis points from 2.47% to 3.74%. For the subsequent four months ended August 31, 2011, the 10-year note fell 152 basis points from 3.74% to 2.22%. Short-term maturities exhibited similar interest rate volatility.

Strengthening economic growth and modestly increasing inflation accounted for the rise in interest rates from August 2010 to April 2011. However, this was not sustained as growth declined to a meager 1.2% in the second quarter of 2011, causing interest rates to decline. In addition, the debt and banking crisis within the European Union, particularly worries over Greece’s ability to fund its debt, pushed bond yields down further and ignited a flight to safety into U.S. Treasuries and U.S. agencies.

For the period, your Fund gained 3.65%. This was better than the average return of its peers but the Fund trailed its benchmark, Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index, which gained 4.51%.(1) As interest rates began to decline in May the Fund’s risk profile was moderately lower than its benchmark and caused the Fund to lag the benchmark.

The Fund was underweighted in the 15-30 year maturity sector. By summer the Fund increased its weighting in this sector.

Going forward we expect to maintain our current risk parameters as interest rates are anticipated to remain low. The problems of a subpar economy, poor labor market, and Europe’s bank and debt crisis will not be solved overnight. Keeping interest rates low is one of the necessary conditions essential in working out of the current economic and financial malaise.

We will continue to maintain our strategy of investing the Fund’s assets in a well-diversified highly rated portfolio of U.S. Treasuries, U.S. government agencies and mortgage-backed securities issued by U.S. government agencies. Additionally, by limiting the average maturity to no more than ten years, we provide a counterweight against gyrating interest rates.

Thank you for your confidence in the Fund and we appreciate your continued support.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Jeff Geffen
Jeff Geffen, Senior Portfolio Manager

(1)
The Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index represents the intermediate maturities (1-10 years) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line U.S. Government Securities Fund, Inc.

Securities Fund Shareholders

Economic Highlights (unaudited)

The first half of 2011 saw the broad U.S. stock market rising on the heels of strengthening corporate profits. The S&P 500 returned 6% for the first six months of the year despite significant global economic concerns. Several members of the European Union continued to face a serious debt crisis including Greece, Portugal, Ireland, and Spain. Further, the nuclear disaster in Japan and the geopolitical upheaval in commodity markets added to investor concerns. At home, disappointing job growth in the United States kept the national unemployment rate firmly above 9% for the second quarter.

By mid-year there was mounting evidence that the U.S. recovery had slowed to a crawl. Consumer spending, which accounts for roughly 70% of economic activity, declined in June for the first time in 2 years. First quarter GDP was up by only 0.4%, and second quarter GDP growth was only modestly better at 1.3%. Employment growth in July lagged June numbers, and it was reported that the level of new factory orders decreased. By August, only 58% of the population was working, the lowest level in nearly 3 decades. Housing prices remained almost uniformly weak.

Much of the summer was consumed by the drama of the U.S. debt ceiling negotiations, resulting in an 11th hour deal that appears to satisfy few constituents. It surely did not satisfy Standard & Poors who felt that the $2.1 trillion deficit reduction over 10 years was insufficient to solve the country’s debt problem. The rating agency proceeded to downgrade U.S. Treasury debt from AAA to AA+. This downgrade did not affect short-term Treasuries. Within a few days the rating agency imposed the same rating cut on the long-term debt of several U.S. Agencies including Fannie Mae and Freddie Mac. The other major rating agencies, Moody’s and Fitch, maintained AAA ratings for U.S. Treasury debt as well as for the U.S. Agencies. Investor confidence plunged on the heels of the debt ceiling debacle and the U.S. Treasury debt downgrade. Returns for the S&P 500 turned negative in August giving up its returns for the year.

The bond market rallied as stocks took a dive. Yields fell and prices rose across fixed income markets as investors looked for safer havens. Despite the rating downgrade, investor demand for Treasuries soared, and by early September, 10-year Treasury note yields had fallen to an all-time low of 1.90%. This downward pressure on Treasury yields came largely from an employment report showing no new jobs being added in August. While modestly better job creation was reported in September, it was not enough to move the unemployment level below 9.1%.

Value Line U.S. Government Securities Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line U.S. Government Securities Fund, Inc. to that of the Barclays Capital Intermediate U.S. Government/Credit Bond Index and the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index (the “Indices”). The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line U.S. Government
Securities Fund, Inc., Barclays Capital Intermediate U.S. Government/Credit Bond Index*
and the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index**

Performance Data: ***

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 8/31/11	3.65%	$10,365
5 years ended 8/31/11	5.77%	$13,236
10 years ended 8/31/11	4.78%	$15,953

*
The Barclays Capital Intermediate U.S. Government/Credit Bond Index is representative of securities issued by the U.S. Government. It includes fixed-rate debt securities with maturities between one and ten years. The returns for the Index do not reflect charges, expenses, or taxes, which are deducted from the Fund’s returns and it is not possible to directly invest in this unmanaged Index.

**
The Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index is representative of 50% of the performance of the total universe of investment-grade fixed income securities issued by the United States government or its agencies and 50% of the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Government National Mortgage Associations (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). The returns for the Index do not reflect charges, expenses or taxes, which are deducted from the Fund’s returns and it is not possible to directly invest in this unmanaged Index.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line U.S. Government Securities Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 through August 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 3/1/11
	3/1/11	8/31/11	thru 8/31/11*

Actual	$1,000.00	$1,051.54	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.44

*
Expenses are equal to the Fund’s annualized expense ratio of 0.87% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line U.S. Government Securities Fund, Inc.

Portfolio Highlights at August 31, 2011 (unaudited)

Ten Largest Holdings

	Principal		Percentage of
Issue	Amount	Value	Net Assets
Federal Home Loan Bank, 5.00%, 12/21/15	$2,000,000	$2,321,480	2.8%
U.S. Treasury Notes, 3.63%, 2/15/20	$2,000,000	$2,273,750	2.8%
U.S. Treasury Notes, 3.38%, 11/15/19	$2,000,000	$2,238,124	2.7%
U.S. Treasury Notes, 2.75%, 11/30/16	$2,000,000	$2,174,376	2.6%
U.S. Treasury Notes, 2.63%, 4/30/16	$1,500,000	$1,622,461	2.0%
Federal National Mortgage Association, 2.38%, 7/28/15	$1,500,000	$1,591,194	1.9%
Federal Home Loan Mortgage Corporation, 2.50%, 1/7/14	$1,500,000	$1,572,951	1.9%
U.S. Treasury Bonds, 7.88%, 2/15/21	$1,000,000	$1,499,844	1.8%
Federal National Mortgage Association, 7.25%, 5/15/30	$1,000,000	$1,496,466	1.8%
U.S. Treasury Bonds, 7.13%, 2/15/23	$1,000,000	$1,468,438	1.8%

Asset Allocation — Percentage of Fund’s Net Assets

Coupon Distribution

Percentage of
Fund’s
Investments
Less than 4%	31.7%
4-4.99%	29.6%
5-5.99%	25.5%
6-6.99%	7.0%
7-7.99%	6.2%

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments	August 31, 2011

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (71.0%)

	FEDERAL HOME LOAN BANK (7.1%)
$1,000,000	Federal Home Loan Bank	4.50%	11/14/14	$1,123,562
2,000,000	Federal Home Loan Bank	5.00	12/21/15	2,321,480
1,000,000	Federal Home Loan Bank	5.13	10/19/16	1,184,147
1,000,000	Federal Home Loan Bank	5.00	11/17/17	1,199,437
5,000,000	TOTAL FEDERAL HOME LOAN BANK
	(Cost $5,305,896)			5,828,626

	FEDERAL HOME LOAN MORTGAGE CORPORATION (27.2%)
1,500,000	Federal Home Loan Mortgage Corporation	2.50	1/7/14	1,572,951
1,000,000	Federal Home Loan Mortgage Corporation	3.00	7/28/14	1,070,676
427,115	Federal Home Loan Mortgage Corporation REMIC Trust Series 2849 Class VA	5.00	8/15/15	455,364
8,708	Federal Home Loan Mortgage Corporation REMIC Trust Series R003 Class AG	5.13	10/15/15	8,705
1,000,000	Federal Home Loan Mortgage Corporation	5.50	7/18/16	1,204,395
1,000,000	Federal Home Loan Mortgage Corporation	2.00	8/25/16	1,037,419
266,403	Federal Home Loan Mortgage Corporation REMIC Trust Series 2767 Class CA	4.00	9/15/17	272,477
7,183	Federal Home Loan Mortgage Corporation Gold PC Pool #E92226	5.00	11/1/17	7,777
1,000,000	Federal Home Loan Mortgage Corporation	5.13	11/17/17	1,202,063
109,292	Federal Home Loan Mortgage Corporation Gold PC Pool #E93499	5.00	12/1/17	118,338
8,658	Federal Home Loan Mortgage Corporation Gold PC Pool #E92829	5.00	12/1/17	9,374
132,861	Federal Home Loan Mortgage Corporation REMIC Trust Series 2892 Class DC	4.50	12/15/17	134,699
443,845	Federal Home Loan Mortgage Corporation REMIC Trust Series 2643 Class ME	3.50	3/15/18	460,662
9,656	Federal Home Loan Mortgage Corporation Gold PC Pool #E98960	5.00	9/1/18	10,455
32,238	Federal Home Loan Mortgage Corporation Gold PC Pool #B12822	5.00	3/1/19	34,956
1,000,000	Federal Home Loan Mortgage Corporation	3.75	3/27/19	1,124,011
22,617	Federal Home Loan Mortgage Corporation Gold PC Pool #B17398	4.50	12/1/19	24,266
151,791	Federal Home Loan Mortgage Corporation Gold PC Pool #G18044	4.50	3/1/20	162,839

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$87,932	Federal Home Loan Mortgage Corporation Gold PC Pool #B18034	4.50%	4/1/20	$94,332
20,509	Federal Home Loan Mortgage Corporation Gold PC Pool #J00118	5.00	10/1/20	22,194
377,968	Federal Home Loan Mortgage Corporation Gold PC Pool #J00139	5.00	10/1/20	409,015
17,530	Federal Home Loan Mortgage Corporation Gold PC Pool #G11986	5.00	4/1/21	18,948
23,253	Federal Home Loan Mortgage Corporation Gold PC Pool #G12319	5.00	6/1/21	25,163
106,784	Federal Home Loan Mortgage Corporation Gold PC Pool #J03233	5.00	8/1/21	115,422
525,303	Federal Home Loan Mortgage Corporation Gold PC Pool #G12381	5.00	9/1/21	568,452
118,322	Federal Home Loan Mortgage Corporation REMIC Trust Series 2773 Class DA	5.00	6/15/22	120,579
874,965	Federal Home Loan Mortgage Corporation Gold PC Pool #G13085	4.50	4/1/23	933,317
387,010	Federal Home Loan Mortgage Corporation Gold PC Pool #J08096	5.00	6/1/23	416,380
368,718	Federal Home Loan Mortgage Corporation Gold PC Pool #J08202	5.00	7/1/23	396,701
319,445	Federal Home Loan Mortgage Corporation Gold PC Pool #J09098	5.00	12/1/23	345,885
135,715	Federal Home Loan Mortgage Corporation REMIC Trust Series 3132 Class MA	5.50	12/15/23	139,058
715,547	Federal Home Loan Mortgage Corporation Gold PC Pool #J09739	4.50	5/1/24	763,267
146,030	Federal Home Loan Mortgage Corporation REMIC Trust Series 3147 Class YE	5.50	7/15/24	151,359
827,646	Federal Home Loan Mortgage Corporation Gold PC Pool #J11587	4.00	1/1/25	883,504
645,656	Federal Home Loan Mortgage Corporation Gold PC Pool #G13855	4.50	6/1/25	688,110
213,224	Federal Home Loan Mortgage Corporation Gold PC Pool #E02704	4.50	7/1/25	227,111
827,450	Federal Home Loan Mortgage Corporation REMIC	4.50	6/15/27	881,153
560,657	Federal Home Loan Mortgage Corporation Gold PC Pool #C91239	4.50	3/1/29	595,651
1,000,000	Federal Home Loan Mortgage Corporation	6.75	3/15/31	1,417,573
42,335	Federal Home Loan Mortgage Corporation REMIC Trust Series 3061 Class HA	5.50	4/15/31	42,497

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2011

Principal Amount		Rate	Maturity Date	Value
$190,403	Federal Home Loan Mortgage Corporation REMIC Trust Series 2878 Class AQ	5.00%	5/15/31	$193,609
89,868	Federal Home Loan Mortgage Corporation REMIC Trust Series 2645 Class NA	3.50	9/15/31	92,463
15,127	Federal Home Loan Mortgage Corporation REMIC Trust Series 2594 Class OR	4.25	6/15/32	15,169
611,856	Federal Home Loan Mortgage Corporation Gold PC Pool #C77717	6.00	3/1/33	685,615
479,749	Federal Home Loan Mortgage Corporation Gold PC Pool #A29526	5.00	1/1/35	518,313
155,667	Federal Home Loan Mortgage Corporation Gold PC Pool #A29633	5.00	1/1/35	168,180
250,321	Federal Home Loan Mortgage Corporation Pool #783022 (1)	2.49	2/1/35	266,314
215,157	Federal Home Loan Mortgage Corporation Gold PC Pool #A56491	5.00	1/1/37	232,082
161,326	Federal Home Loan Mortgage Corporation Gold PC Pool #G08184	5.00	1/1/37	174,017
311,278	Federal Home Loan Mortgage Corporation Gold PC Pool #A56467	5.50	1/1/37	341,594
437,494	Federal Home Loan Mortgage Corporation Gold PC Pool #A80938	5.50	8/1/38	478,325
877,400	Federal Home Loan Mortgage Corporation Gold PC Pool #A97135	4.50	2/1/41	927,296
122,500	Federal Home Loan Mortgage Corporation Gold PC Pool #Q01181	4.50	6/1/41	129,467
20,380,512	TOTAL FEDERAL HOME LOAN MORTGAGE
	CORPORATION (Cost $20,807,146)			22,389,542

	FEDERAL NATIONAL MORTGAGE
	ASSOCIATION (35.5%)
1,000,000	Federal National Mortgage Association	2.63	11/20/14	1,065,678
1,500,000	Federal National Mortgage Association	2.38	7/28/15	1,591,194
21,769	Federal National Mortgage Association Pool #511823	5.50	5/1/16	23,651
728,825	Federal National Mortgage Association REMIC Trust Series 2005-40 Class VG	4.50	6/25/16	777,899
25,107	Federal National Mortgage Association Pool #615289	5.50	12/1/16	27,278
73,903	Federal National Mortgage Association Pool #622373	5.50	12/1/16	80,292
51,096	Federal National Mortgage Association Pool #631328	5.50	2/1/17	55,545
72,694	Federal National Mortgage Association Pool #623503	6.00	2/1/17	79,047
3,313	Federal National Mortgage Association Pool #643277	5.50	4/1/17	3,602
6,463	Federal National Mortgage Association Pool #638247	5.50	5/1/17	7,026

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$196,187	Federal National Mortgage Association REMIC Trust Series 2003-52 Class KR	3.50%	7/25/17	$199,487
41,142	Federal National Mortgage Association Pool #685183	5.00	3/1/18	44,605
131,528	Federal National Mortgage Association Pool #254684	5.00	3/1/18	142,599
54,740	Federal National Mortgage Association Pool #703936	5.00	5/1/18	59,347
380,579	Federal National Mortgage Association Pool #257566	4.50	1/1/19	406,264
604,987	Federal National Mortgage Association Pool #780956	4.50	5/1/19	655,082
198,808	Federal National Mortgage Association Pool #790984	5.00	7/1/19	215,542
226,185	Federal National Mortgage Association Pool #786915	5.00	8/1/19	246,072
531,167	Federal National Mortgage Association Pool #735063	4.50	12/1/19	570,336
66,931	Federal National Mortgage Association REMIC Trust Series 2003-28 Class KA	4.25	3/25/22	68,246
252,088	Federal National Mortgage Association REMIC Trust Series 2003-17 Class ED	4.25	9/25/22	261,414
1,182,835	Federal National Mortgage Association Pool #890121	5.00	3/1/23	1,280,180
125,767	Federal National Mortgage Association REMIC Trust Series 2003-38 Class TC	5.00	3/25/23	134,961
1,200,000	Federal National Mortgage Association Pool #AC7280	4.00	11/1/24	1,266,573
967,468	Federal National Mortgage Association Pool #AH8061	4.00	6/1/26	1,020,838
991,385	Federal National Mortgage Association Pool #AI3053	4.00	7/1/26	1,046,075
72,848	Federal National Mortgage Association Pool #412682	6.00	3/1/28	81,652
71,709	Federal National Mortgage Association Pool #425239	6.50	4/1/28	82,281
3,991	Federal National Mortgage Association REMIC Trust Series 2003-26 Class AW	4.00	4/25/30	4,004
1,000,000	Federal National Mortgage Association	7.25	5/15/30	1,496,466
731	Federal National Mortgage Association Pool #568625	7.50	1/1/31	857
32,568	Federal National Mortgage Association Pool #571090	7.50	1/1/31	38,187
972,405	Federal National Mortgage Association Pool #MA0641	4.00	2/1/31	1,019,911
1,786	Federal National Mortgage Association Pool #573935	7.50	3/1/31	2,094
993,411	Federal National Mortgage Association Pool #MA0804	4.00	7/1/31	1,041,943
19,523	Federal National Mortgage Association Pool #629297	6.50	2/1/32	22,304
316,465	Federal National Mortgage Association Pool #626440	7.50	2/1/32	371,933
25,489	Federal National Mortgage Association Pool #634996	6.50	5/1/32	29,056
37,402	Federal National Mortgage Association Pool #254383	7.50	6/1/32	43,958
119,989	Federal National Mortgage Association Pool #254476	5.50	9/1/32	132,219
4,537	Federal National Mortgage Association Pool #688539	5.50	3/1/33	5,000
275,237	Federal National Mortgage Association Pool #650386	5.00	7/1/33	298,059
164,255	Federal National Mortgage Association Pool #726889	5.50	7/1/33	181,022
171,939	Federal National Mortgage Association Pool #759028	5.50	1/1/34	189,491
177,007	Federal National Mortgage Association Pool #761913	5.50	2/1/34	195,053
147,652	Federal National Mortgage Association Pool #763393	5.50	2/1/34	162,724
177,310	Federal National Mortgage Association Pool #769862	5.50	2/1/34	195,243
13,450	Federal National Mortgage Association Pool #769682	5.00	3/1/34	14,557

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2011

Principal Amount		Rate	Maturity Date	Value
$482,071	Federal National Mortgage Association REMIC Trust Series 2004-60 Class LB	5.00%	4/25/34	$527,023
8,884	Federal National Mortgage Association Pool #778141	5.00	5/1/34	9,615
182,494	Federal National Mortgage Association Pool #773586	5.50	6/1/34	200,951
224,347	Federal National Mortgage Association Pool #255311	6.00	7/1/34	249,640
8,655	Federal National Mortgage Association Pool #258149	5.50	9/1/34	9,532
1,907	Federal National Mortgage Association Pool #789150	5.00	10/1/34	2,064
329,094	Federal National Mortgage Association Pool #255496	5.00	11/1/34	356,176
31,416	Federal National Mortgage Association Pool #797154	5.50	11/1/34	34,662
81,408	Federal National Mortgage Association Pool #801063	5.50	11/1/34	89,642
105,197	Federal National Mortgage Association Pool #803675	5.50	12/1/34	115,836
111,521	Federal National Mortgage Association Pool #804683	5.50	12/1/34	122,800
309,363	Federal National Mortgage Association Pool #815813 (1)	2.62	2/1/35	325,964
288,916	Federal National Mortgage Association Pool #735224	5.50	2/1/35	318,408
23,560	Federal National Mortgage Association Pool #255580	5.50	2/1/35	25,943
272,484	Federal National Mortgage Association Pool #896016	6.00	8/1/36	302,862
275,153	Federal National Mortgage Association Pool #901561	5.50	10/1/36	302,123
550,840	Federal National Mortgage Association Pool #919584	6.00	6/1/37	610,874
407,404	Federal National Mortgage Association Pool #943647	5.50	7/1/37	446,572
153,482	Federal National Mortgage Association Pool #AA2531	4.50	3/1/39	162,413
382,833	Federal National Mortgage Association Pool #AA9181	4.50	8/1/39	405,110
854,796	Federal National Mortgage Association REMIC Trust Series 2009-88 Class MA	4.50	10/25/39	927,430
90,630	Federal National Mortgage Association Pool #AD1035	4.50	2/1/40	95,904
380,232	Federal National Mortgage Association Pool #AD5234	4.50	7/1/40	402,358
541,849	Federal National Mortgage Association Pool #AD7136	5.00	7/1/40	585,253
951,596	Federal National Mortgage Association Pool #890236	4.50	8/1/40	1,006,471
1,283,201	Federal National Mortgage Association Pool #AD8408	4.50	8/1/40	1,357,871
792,192	Federal National Mortgage Association Pool #AE2078	4.50	8/1/40	838,290
399,142	Federal National Mortgage Association Pool #AD8536	5.00	8/1/40	431,115
995,157	Federal National Mortgage Association Pool #AI3051	4.50	7/1/41	1,053,065
1,000,000	Federal National Mortgage Association Pool #AI0814	4.50	8/1/41	1,058,190
26,954,495	TOTAL FEDERAL NATIONAL MORTGAGE
	ASSOCIATION (Cost $27,697,765)			29,311,004

	GOVERNMENT NATIONAL MORTGAGE
	ASSOCIATION (1.2%)
102,735	Government National Mortgage Association Pool #003645	4.50	12/20/19	111,114
6,041	Government National Mortgage Association Pool #541349	6.00	4/15/31	6,837
3,399	Government National Mortgage Association Pool #557681	6.00	8/15/31	3,847

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$45,743	Government National Mortgage Association Pool #548880	6.00%	12/15/31	$51,769
47,171	Government National Mortgage Association Pool #551762	6.00	4/15/32	53,386
21,606	Government National Mortgage Association Pool #582415	6.00	11/15/32	24,453
210,218	Government National Mortgage Association Pool #604485	6.00	7/15/33	237,913
106,029	Government National Mortgage Association Pool #622603	6.00	11/15/33	119,998
3,895	Government National Mortgage Association Pool #429786	6.00	12/15/33	4,408
95,968	Government National Mortgage Association Pool #605025	6.00	2/15/34	108,611
6,486	Government National Mortgage Association Pool #626480	6.00	2/15/34	7,379
80,759	Government National Mortgage Association Pool #610944	5.50	4/15/34	90,632
119,825	Government National Mortgage Association Pool #583008	5.50	6/15/34	134,399
53,812	Government National Mortgage Association Pool #605245	5.50	6/15/34	60,357
903,687	TOTAL GOVERNMENT NATIONAL MORTGAGE
	ASSOCIATION (Cost $914,029)			1,015,103
53,238,694	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
	(Cost $54,724,836)			58,544,275
U.S. TREASURY OBLIGATIONS (25.0%)
1,000,000	U.S. Treasury Notes	2.13	5/31/15	1,058,980
1,500,000	U.S. Treasury Notes	2.63	4/30/16	1,622,461
2,000,000	U.S. Treasury Notes	2.75	11/30/16	2,174,376
1,000,000	U.S. Treasury Notes	2.75	5/31/17	1,086,250
1,300,000	U.S. Treasury Notes	2.38	6/30/18	1,373,938
1,000,000	U.S. Treasury Notes	2.25	7/31/18	1,047,578
1,000,000	U.S. Treasury Notes	3.13	5/15/19	1,104,375
2,000,000	U.S. Treasury Notes	3.38	11/15/19	2,238,124
2,000,000	U.S. Treasury Notes	3.63	2/15/20	2,273,750
1,000,000	U.S. Treasury Notes	3.50	5/15/20	1,125,550
1,000,000	U.S. Treasury Notes	3.63	2/15/21	1,128,984

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2011

Principal Amount		Rate	Maturity Date	Value
$1,000,000	U.S. Treasury Bonds	7.88%	2/15/21	$1,499,844
1,000,000	U.S. Treasury Bonds	7.13	2/15/23	1,468,438
1,000,000	U.S. Treasury Bonds	6.00	2/15/26	1,374,688
17,800,000	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $19,686,252)			20,577,336

	TOTAL INVESTMENT SECURITIES (96.0%)
	(Cost $74,411,088)			79,121,611

	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (4.0%)			3,289,355

	NET ASSETS (100.0%)			$82,410,966

	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($82,410,966 ÷ 6,677,510 shares outstanding)			$12.34

(1)	Adjustable rate security. The rate shown is as of August 31, 2011.

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities at August 31, 2011

Assets:
Investment securities, at value (Cost - $74,411,088)	$79,121,611
Cash	2,924,737
Interest receivable	425,779
Prepaid expenses	4,047
Receivable for capital shares sold	16
Total Assets	82,476,190

Liabilities:
Payable for capital shares redeemed	20
Accrued expenses:
Advisory fee	34,866
Directors’ fees and expenses	81
Other	30,257
Total Liabilities	65,224

Net Assets	$82,410,966

Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 6,677,510 shares)	$6,677,510
Additional paid-in capital	69,746,564
Undistributed net investment income	334,917
Accumulated net realized gain on investments	941,452
Net unrealized appreciation of investments	4,710,523
Net Assets	$82,410,966

Net Asset Value, Offering and Redemption Price per Outstanding Share ($82,410,966 ÷ 6,677,510 shares outstanding)	$12.34

Statement of Operations for the Year Ended August 31, 2011

Investment Income:
Interest	$2,623,873

Expenses:
Advisory fee	415,514
Service and distribution plan fees	207,757
Auditing and legal fees	65,545
Transfer agent fees	59,181
Printing and postage	51,300
Custodian fees	43,504
Registration and filing fees	26,064
Directors’ fees and expenses	14,937
Insurance	10,903
Other	15,150
Total Expenses Before Custody Credits and Fees Waived	909,855
Less: Service and Distribution Plan Fees Waived	(207,757)
Less: Custody Credits	(349)
Net Expenses	701,749

Net Investment Income	1,922,124
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	1,416,088
Change in Net Unrealized Appreciation/(Depreciation)	(512,738)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	903,350
Net Increase in Net Assets from Operations	$2,825,474

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets for the Years Ended August 31, 2011 and 2010

	Year Ended August 31, 2011	Year Ended August 31, 2010
Operations:
Net investment income	$1,922,124	$2,536,221
Net realized gain on investments	1,416,088	1,119,260
Change in net unrealized appreciation/(depreciation)	(512,738)	2,092,415
Net increase in net assets from operations	2,825,474	5,747,896

Distributions to Shareholders:
Net investment income	(2,167,104)	(2,629,537)
Net realized gain from investment transactions	(1,269,237)	(554,852)
Total Distributions	(3,436,341)	(3,184,389)

Capital Share Transactions:
Proceeds from sale of shares	3,225,747	3,216,855
Proceeds from reinvestment of dividends and distributions to shareholders	3,049,842	2,808,747
Cost of shares redeemed	(10,680,017)	(10,771,545)
Net decrease in net assets from capital share transactions	(4,404,428)	(4,745,943)
Total Decrease in Net Assets	(5,015,295)	(2,182,436)

Net Assets:
Beginning of year	87,426,261	89,608,697
End of year	$82,410,966	$87,426,261
Undistributed net investment income, at end of year	$334,917	$417,482

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Fund’s investments are carried at fair value. With assistance from an independent pricing service (the “Service”) approved by the Board of Directors, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. If a portfolio security is not priced in this manner, the value is determined on the valuation date by reference to valuations obtained from the Service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. The Service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors. At August 31, 2011, there were no securities that had been fair valued.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2011

The following table summarizes the inputs used to value the Fund’s investments in securities as of August 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
U.S. Government Agency Obligations	$0	$58,544,275	$0	$58,544,275
U.S. Treasury Obligations	0	20,577,336	0	20,577,336
Total Investments in Securities	$0	$79,121,611	$0	$79,121,611

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended August 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended August 31, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements at August 31, 2011.

(D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended August 31, 2008 through August 31, 2011), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Related Income: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Shares sold	266,418	266,613
Shares issued to shareholders in reinvestment of dividends	255,299	234,241
Shares redeemed	(886,402)	(891,233)
Net decrease	(364,685)	(390,379)
Dividends per share from net investment income	$0.3158	$0.3602
Distributions per share from net realized gains	$0.1837	$0.0755

Dividends and distributions to shareholders are recorded on the ex-dividend date.

4. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended
August 31, 2011
Purchases:
U.S. Treasury Obligations	$41,518,672
U.S. Government Agency Obligations	20,913,160
Total Purchases	$62,431,832
Sales:
U.S. Treasury Obligations	$40,544,689
U.S. Government Agency Obligations	15,101,350
Total Sales	$55,646,039

Value Line U.S. Government Securities Fund, Inc.

August 31, 2011

5. Income Taxes

At August 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$74,477,755
Gross tax unrealized appreciation	$4,688,709
Gross tax unrealized depreciation	$(44,853)
Net tax unrealized appreciation on investments	$4,643,856
Undistributed ordinary income	$700,281
Undistributed long-term gain	$642,755

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $162,415 and decreased accumulated net realized gain on investments by $162,415. Net assets were not affected by this reclassification. These reclasses were primarily due to differing treatments of bond premiums and paydown gains and losses for tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

The tax composition of dividends paid during the years ended August 31, 2011 and August 31, 2010 is as follows:

	August 31,	August 31,
	2011	2010
Ordinary income	$2,417,815	$2,645,698
Long-term capital gain	1,018,526	538,691
	$3,436,341	$3,184,389

6. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $415,514 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended August 31, 2011. This was computed at the rate of 0.50% of the Fund’s average daily net assets during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $207,757, before fee waivers, were accrued under the Plan for the year ended August 31, 2011. Effective January 1, 2009 through December 31, 2012, the Distributor contractually agreed to waive the 12b-1 fee. For the year ended August 31, 2011, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts. There is no assurance that the Distributor will extend the fee waiver beyond such date.

For the year ended August 31, 2011, the Fund’s expenses were reduced by $349 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund. At August 31, 2011, the officers and Director as a group owned 467 shares, representing less than 1% of the outstanding shares.

Value Line U.S. Government Securities Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended August 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$12.41	$12.06		$11.62	$11.42	$11.37

Income from investment operations:
Net investment income	0.28	0.35		0.40	0.46	0.51
Net gains on securities (both realized and unrealized)	0.15	0.44		0.45	0.24	0.03
Total from investment operations	0.43	0.79		0.85	0.70	0.54

Less distributions:
Dividends from net investment income	(0.32)	(0.36)		(0.41)	(0.50)	(0.49)
Distributions from net realized gains	(0.18)	(0.08)		—	—	—
Total distributions	(0.50)	(0.44)		(0.41)	(0.50)	(0.49)

Net asset value, end of year	$12.34	$12.41		$12.06	$11.62	$11.42

Total return	3.65%	6.69%		7.46%	6.22%	4.86%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$82,411	$87,426		$89,609	$87,919	$88,886
Ratio of expenses to average net assets(1)	1.09%	1.03	%(3)	1.07%	1.01%	0.93%
Ratio of expenses to average net assets(2)	0.84%	0.77	%(4)	0.82%	0.76%	0.75%
Ratio of net investment income to average net assets	2.31%	2.87%		3.37%	3.96%	4.28%
Portfolio turnover rate	71%	50%		58%	51%	38%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.00% for the year ended August 31, 2008, 0.92% for the year ended August 31, 2007 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

October 28, 2011

Value Line U.S. Government Securities Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended August 31, 2011, the Fund distributed $1,018,526 from long-term capital gains.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: July 1954	Director (Chairman of Board Since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line U.S. Government Securities Fund, Inc.

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Value Line U.S. Government Securities Fund, Inc.

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Value Line U.S. Government Securities Fund, Inc.

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Value Line U.S. Government Securities Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S.Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vansivort is an independent director who has served as President,Chief Investment Officer to Weis,Peck and Greer/Robeco Investment Management. He has also previously served as Managing Director for Weis,Peck and Greer(1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit  Fees 2011 - $17,483

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2011 -$9,282

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2011 -$2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	November 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President,Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	November 7, 2011